EXHIBIT 32.1

UNIVERSAL TRACKING SOLUTIONS, INC.
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q for the quarter ended June 30, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), of Universal Tracking Solutions, Inc. (the “Company”), I, Keith Tench, Chief Executive Officer, Chief Financial Officer, and Chairman, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 3, 2011	/s/ Keith Tench
Keith Tench
Chief Executive Officer, Chief Financial Officer, Chairman